employee future benefits	12 Months Ended
Dec. 31, 2023
employee future benefits
employee future benefits
15	employee future benefits

(a)Defined benefit pension plans – summary

Amounts in the primary financial statements relating to defined benefit pension plans

Years ended December 31		2023			2022
			Defined benefit			Defined benefit
			obligations			obligations
(millions)	Note	Plan assets	accrued [1]	Net	Plan assets	accrued [1]	Net
Employee benefits expense	8
Benefits earned for current service		$—	$(75)	—	$—	$(111)	—
Benefits earned for past service		—	(10)	—	—	(3)	—
Employees’ contributions		17	—	—	18	—	—
Administrative fees		(4)	—	—	(5)	—	—
		13	(85)	$(72)	13	(114)	$(101)
Financing costs	9
Notional income on plan assets [2] and interest on defined benefit obligations accrued		439	(399)	—	296	(299)	—
Interest effect on asset ceiling limit		(47)	—	—	(5)	—	—
		392	(399)	(7)	291	(299)	(8)
DEFINED BENEFIT (COST) INCLUDED IN NET INCOME [3]		—	—	(79)	—	—	(109)
Other comprehensive income	11
Difference between actual results and estimated plan assumptions [4]		377	(46)	—	(1,197)	(141)	—
Changes in plan financial assumptions		—	(383)	—	—	2,242	—
Changes in the effect of limiting net defined benefit plan assets to the asset ceiling		51	—	—	(734)	—	—
		428	(429)	(1)	(1,931)	2,101	170
DEFINED BENEFIT (COST) INCLUDED IN COMPREHENSIVE INCOME [3]		—	—	(80)	—	—	61
AMOUNTS INCLUDED IN OPERATING ACTIVITIES CASH FLOWS
Employer contributions		28	—	28	44	—	44
BENEFITS PAID BY PLANS		(499)	499	—	(474)	474	—
EFFECTS OF BUSINESS ACQUISITION		—	—	—	4	(4)	—
PLAN ACCOUNT BALANCES [5]
Change in period		362	(414)	(52)	(2,053)	2,158	105
Balance, beginning of period		7,990	(8,075)	(85)	10,043	(10,233)	(190)
Balance, end of period		$8,352	$(8,489)	$(137)	$7,990	$(8,075)	$(85)
FUNDED STATUS – PLAN SURPLUS (DEFICIT)
Pension plans that have plan assets in excess of defined benefit obligations accrued	20	$7,519	$(7,203)	$316	$7,185	$(6,878)	$307
Pension plans that have defined benefit obligations accrued in excess of plan assets		—	—	—	—	—	—
Funded		833	(1,068)	(235)	805	(996)	(191)
Unfunded		—	(218)	(218)	—	(201)	(201)
	27	833	(1,286)	(453)	805	(1,197)	(392)
		$8,352	$(8,489)	$(137)	$7,990	$(8,075)	$(85)
PBSR SOLVENCY POSITION [6]
Pension plans that have plan assets in excess of defined benefit obligations accrued		—	—	$1,910	—	—	$1,698
Funded pension plans that have defined benefit obligations accrued in excess of plan assets		—	—	—	—	—	—
		—	—	$1,910	—	—	$1,698
DEFINED BENEFIT OBLIGATIONS ACCRUED OWED TO:
Active members		—	$(1,815)	—	—	$(1,652)
Deferred members		—	(382)	—	—	(350)
Pensioners		—	(6,292)	—	—	(6,073)
		—	$(8,489)	—	—	$(8,075)

1	Defined benefit obligations accrued are the actuarial present values of benefits attributed to employee services rendered to a particular date.
2

The interest income on the plan assets portion of the employee defined benefit plans net interest amount included in Financing costs reflects a rate of return on plan assets equal to the discount rate used in determining the defined benefit obligations accrued at the end of the immediately preceding fiscal year.

3	Excluding income taxes.
4

Financial assumptions in respect of plan assets (interest income on plan assets included in Financing costs reflects a rate of return on plan assets equal to the discount rate used in determining the defined benefit obligations accrued) and demographic assumptions in respect of the actuarial present values of the defined benefit obligations accrued, as at the end of the immediately preceding fiscal year for both.

5	The measurement date used to determine the plan assets and defined benefit obligations accrued was December 31.
6

The Office of the Superintendent of Financial Institutions, by way of the Pension Benefits Standards Regulations, 1985 (PBSR) (see (e)), requires that a solvency valuation be performed on a periodic basis. The actual PBSR solvency positions are determined in conjunction with mid-year annual funding reports prepared by actuaries (see (e)); as a result, the PBSR solvency positions in this table as at December 31, 2023 and 2022, are interim estimates and updated estimates, respectively. The interim estimate as at December 31, 2022, was a net surplus of $1,605.

Interim estimated solvency ratios as at December 31, 2023, ranged from 117% to 131% (2022 – updated estimate is 115% to 129%; interim estimate was 117% to 126%) and the estimated three-year average solvency ratios, adjusted as required by the PBSR, ranged from 112% to 126% (2022 – updated estimate is 102% to 118%; interim estimate was 104% to 118%).

The solvency valuation effectively uses the fair value (excluding any asset ceiling limit effects) of the funded defined benefit pension plan assets (adjusted for theoretical wind-up expenses) to measure the solvency valuation assets. Although the defined benefit obligations accrued and the solvency valuation liabilities are calculated similarly, the assumptions used for each differ, primarily in respect of retirement ages and discount rates, and the solvency valuation liabilities, due to the required assumption that each plan is terminated on the valuation date, do not reflect assumptions about future compensation levels. Relative to the experience-based estimates of retirement ages used for purposes of determining the defined benefit obligations accrued, the minimum no-consent retirement age used for solvency valuation purposes may result in either a greater or lesser pension liability, depending upon the provisions of each plan. The solvency positions in this table reflect composite weighted average discount rates of 4.7% (2022 - 4.9%). A hypothetical decrease of 25 basis points in the composite weighted average discount rate would result in a $207 decrease in the PBSR solvency position as at December 31, 2023 (2022 – $182); these sensitivities are hypothetical, should be used with caution, are calculated without changing any other assumption and generally cannot be extrapolated because changes in amounts may not be linear.

(b)Pension plans and other defined benefit plans – overview

We have a number of defined benefit and defined contribution plans that provide pension and other retirement and post-employment benefits to most of our employees. As at December 31, 2023 and 2022, all registered defined benefit pension plans were closed to substantially all new participants and substantially all benefits had vested. The benefit plans in which our employees are participants reflect developments in our corporate history.

TELUS Corporation Pension Plan

Management and professional employees in Alberta who joined us prior to January 1, 2001, and certain unionized employees who joined us prior to June 9, 2011, are covered by this contributory defined benefit pension plan, which comprises slightly more than one-half of our total defined benefit obligation accrued. The plan contains a supplemental benefit account that may provide indexation of up to 70% of the annual increase in a specified cost-of-living index. Pensionable remuneration is determined by the average of the best five years of remuneration in the last ten consecutive years preceding retirement.

Pension Plan for Management and Professional Employees of TELUS Corporation

This defined benefit pension plan, which with certain limited exceptions ceased accepting new participants on January 1, 2006, and which comprises approximately one-quarter of our total defined benefit obligation accrued, provides a non-contributory base level of pension benefits. Additionally, on a contributory basis, employees annually can choose increased and/or enhanced levels of pension benefits above the base level. At an enhanced level of pension benefits, the plan has indexation of 100% of the annual increase in a specified cost-of-living index, to an annual maximum of 2%. Pensionable remuneration is determined by the annualized average of the best 60 consecutive months of remuneration.

TELUS Québec Defined Benefit Pension Plan

This contributory defined benefit pension plan, which ceased accepting new participants on April 14, 2009, covers any employee not governed by a collective agreement in Quebec who joined us prior to April 1, 2006, any non-supervisory employee governed by a collective agreement who joined us prior to September 6, 2006, and certain other unionized employees. The plan comprises approximately one-tenth of our total defined benefit obligation accrued. The plan has no indexation and pensionable remuneration is determined by the average of the best four years of remuneration.

TELUS Edmonton Pension Plan

This contributory defined benefit pension plan ceased accepting new participants on January 1, 1998. Indexation is 60% of the annual increase in a specified cost-of-living index and pensionable remuneration is determined by the annualized average of the best 60 consecutive months of remuneration. The plan comprises less than one-tenth of our total defined benefit obligation accrued.

Other defined benefit pension plans

In addition to the foregoing plans, we have non-registered, non-contributory supplementary defined benefit pension plans, which have the effect of maintaining the pension benefit earned once the allowable maximums in the registered plans are attained. As is common with non-registered plans of this nature, these plans are typically funded only as benefits are paid. These plans comprise less than 5% of our total defined benefit obligation accrued.

Telecommunication Workers Pension Plan

Certain employees in British Columbia are covered by a negotiated-cost, target-benefit union pension plan. Our contributions are determined in accordance with provisions of negotiated labour contracts, and are generally based on employee gross earnings. We are not required to guarantee the benefits or assure the solvency of the plan, and we are not liable to the plan for other participating employers’ obligations. For the years ended December 31, 2023 and 2022, our contributions comprised a significant proportion of the employer contributions to this union pension plan; similarly, our active and retired employees represented a significant proportion of the plan participants.

British Columbia Public Service Pension Plan

Certain employees in British Columbia are covered by a public service pension plan. Contributions are determined in accordance with provisions of labour contracts negotiated by the Province of British Columbia and are generally based on employee gross earnings.

Defined contribution pension plans

We primarily offer and sponsor three defined contribution pension plans, which are contributory, that are available to our non-unionized and certain of our unionized employees. For the years ended December 31, 2023 and 2022, employees could generally choose to contribute to the plans at a rate of between 3% and 10% of their pensionable earnings; generally, we match 100% of contributions of employees up to 5% of their pensionable earnings and 80% of contributions of employees between 5% and 6% of their pensionable earnings. Membership in a defined contribution pension plan is generally voluntary until an employee’s third-year service anniversary. In the event that annual contributions exceed allowable maximums, excess amounts are in certain cases contributed to a non-registered supplementary defined contribution savings plan.

Other defined benefit plans

Other defined benefit plans, all of which are non-contributory and, as at December 31, 2023 and 2022, non-funded, included a healthcare plan for retired employees and a life insurance plan, both of which ceased accepting new participants on January 1, 1997.

(c)Plan investment strategies and policies

Our primary goal for the defined benefit pension plans is to ensure the security of the retirement income and other benefits of the plan members and their beneficiaries. A secondary goal is to maximize the long-term rate of return on the defined benefit plans’ assets within a level of risk acceptable to us.

Risk management

We consider absolute risk (the risk of contribution increases, inadequate plan surplus and unfunded obligations) to be more important than relative return risk. Accordingly, the defined benefit plans’ designs, the nature and maturity of defined benefit obligations and the characteristics of the plans’ memberships significantly influence investment strategies and policies. We manage risk by specifying allowable and prohibited investment types, setting diversification strategies and determining target asset allocations.

Allowable and prohibited investment types

Allowable and prohibited investment types, along with associated guidelines and limits, are set out in each plan’s required Statement of Investment Policies and Procedures (SIP&P), which is reviewed and approved annually by the designated governing body. The SIP&P guidelines and limits are further governed by the permitted investments and lending limits set out in the Pension Benefits Standards Regulations, 1985. As well as conventional investments, each fund’s SIP&P may provide for the use of derivative financial instruments to facilitate investment operations and to manage risk, provided that no short position is taken and no guidelines and limits established in the SIP&P are violated. Internally and externally managed funds are not permitted to invest directly in our securities or those of our subsidiaries.

Diversification

Our strategy for investments in equity securities is to be broadly diversified across individual securities, industry sectors and geographical regions. A meaningful portion (20% – 30% of total plan assets) of the plans’ investments in equity securities is allocated to foreign equity securities, with the intent of further diversifying plan assets. Investments in debt securities may include a meaningful allocation to mortgages, with the objective of enhancing cash flow and providing greater scope for the management of the bond component of the plan assets. Debt securities may also include real return bonds to provide inflation protection, consistent with the indexed nature of some defined benefit obligations. Real estate investments are used to provide diversification of plan assets, hedging of potential long-term inflation and comparatively stable investment income.

Relationship between plan assets and benefit obligations

With the objective of lowering the long-term costs of our defined benefit pension plans, we purposely mismatch plan assets and benefit obligations. This mismatching is effected by including equity investments in the long-term asset mix, as well as fixed income securities and mortgages with durations that differ from those of the benefit obligations.

As at December 31, 2023, the present value-weighted average timing of estimated cash flows for the obligations (duration) of the defined benefit pension plans was 12.0 years (2022 – 11.4 years). Compensation for liquidity issues that may otherwise have arisen from the mismatching of plan assets and benefit obligations is provided by broadly diversified investment holdings (including cash and short-term investments) and cash flows from dividends, interest and rents from those diversified investment holdings.

Fair value measurements

Information about the fair value measurements of our defined benefit pension plan assets, target asset allocations and actual asset allocations, in aggregate, is as set out in the following table:

						Fair value measurements at reporting date using
						Quoted prices in active
						markets for identical items		Other
As at December 31 ($ in millions)	2024	2023		2022		2023	2022	2023	2022
	Target		Percentage of		Percentage of
	allocation of		plan assets		plan assets
	plan assets	Total	at end of year	Total	at end of year
Asset class
Equity securities	25-55%	—	38%	—	40%	—	—	—	—
Canadian	—	$832	—	$841	—	$634	$708	$198	$133
Foreign	—	2,671	—	2,707	—	582	500	2,089	2,207
Debt securities	40-75%	—	49%	—	47%	—	—	—	—
Issued by national, provincial or local governments	—	2,649	—	2,210	—	2,484	2,056	165	154
Corporate debt securities	—	1,060	—	1,081	—	—	—	1,060	1,081
Asset-backed securities	—	3	—	4	—	—	—	3	4
Commercial mortgages	—	878	—	865	—	—	—	878	865
Cash, cash equivalents and other	0-15%	269	3%	270	3%	12	2	257	268
Real estate	10-30%	904	10%	930	10%	—	—	904	930
	—	9,266	—	8,908	—	$3,712	$3,266	$5,554	$5,642
Effect of asset ceiling limit
Beginning of year	—	(918)	—	(179)
Interest effect on asset ceiling limit	—	(47)	—	(5)
Change in the effect of limiting net defined benefit assets to the asset ceiling	—	51	—	(734)
End of year	—	(914)	—	(918)
	—	$8,352	—	$7,990

As at December 31, 2023, pension benefit trusts that we administered held no TELUS Corporation Common Shares and no TELUS International (Cda) Inc. subordinate voting shares, nor held debt of TELUS Corporation (see (c) – Allowable and prohibited investment types). As at December 31, 2023 and 2022, pension benefit trusts that we administered did not lease real estate to us.

(d)Assumptions

As referred to in Note 1(b), management is required to make significant estimates related to certain actuarial and economic assumptions that are used in determining defined benefit pension costs, defined benefit obligations accrued and pension plan assets. These significant estimates are of a long-term nature, consistent with the nature of employee future benefits.

Demographic assumptions

In determining the defined benefit pension expense recognized in net income for the years ended December 31, 2023 and 2022, we utilized the Canadian Institute of Actuaries CPM 2014 mortality tables.

Financial assumptions

The discount rate, which is used to determine a plan’s defined benefit obligations accrued, is based upon the yield on long-term, high-quality, fixed-term investments, and is set annually. The rate of future increases in compensation is based upon current benefits policies and economic forecasts.

The significant weighted average actuarial assumptions arising from these estimates and used to determine our defined benefit obligations accrued are as follows:

	2023	2022
Mortality assumptions used to determine defined benefit obligations accrued as at December 31 Life expectancy at 65 for a member currently at age 65 (years)	24.2	24.2
Discount rate [1] used to determine:
Net benefit costs for the year ended December 31	5.05%	2.95%
Defined benefit obligations accrued as at December 31	4.65%	5.05%
Current service cost in subsequent fiscal year	4.65%	5.05%
Rate of future increases in compensation used to determine:
Net benefit costs for the year ended December 31	3.00%	3.00%
Defined benefit obligations accrued as at December 31	3.00%	3.00%

1	The discount rate disclosed in this table reflects the computation of an average discount rate that replicates the estimated timing of the obligation cash flows.

Sensitivity of key assumptions

The sensitivity of our key assumptions for our defined benefit pension plans was as follows:

Years ended, or as at, December 31	2023		2022
	Change in	Change in	Change in	Change in
Increase (decrease) (millions)	obligations	expenses	obligations	expenses
Sensitivity of key demographic assumptions to an increase of one year [1] in life expectancy	$238	$8	$213	$11
Sensitivity of key financial assumptions to a decrease of 25 basis points [1] in:
Discount rate	$256	$10	$238	$16
Rate of future increases in compensation	$(23)	$(2)	$(20)	$(3)

1	These sensitivities are hypothetical and should be used with caution. Favourable hypothetical changes in the assumptions result in decreased amounts, and unfavourable hypothetical changes in the assumptions result in increased amounts, of obligations and expenses (both employee benefit expense and financing cost). Changes in amounts based on a variation in assumptions of one year or 25 basis points generally cannot be extrapolated because the relationship of the change in an assumption to the change in amounts may not be linear. Also, in this table, the effect of a variation in a particular assumption on the change in obligations or change in expenses is calculated without changing any other assumption; in reality, changes in one factor may result in changes in another (for example, an increase in the discount rate may result in changes in expectations about the rate of future increases in compensation), which might magnify or counteract the sensitivities.

(e)Employer contributions

The determination of the minimum funding amounts necessary for substantially all of our registered defined benefit pension plans is governed by the Pension Benefits Standards Act, 1985, which requires that current service costs be funded, and that both going-concern and solvency valuations be performed on a specified periodic basis.

●	Any excess of plan assets over plan liabilities determined in the going-concern valuation reduces our minimum funding requirement for current service costs, but may not reduce the requirement to an amount less than the employees’ contributions. The going-concern valuation generally determines the excess (if any) of a plan’s assets over its liabilities on a projected benefit basis.
●	As of the date of these consolidated financial statements, the solvency valuation generally requires that a plan’s average solvency valuation liabilities (determined on the basis that the plan is terminated on the valuation date) in excess of its assets (if any) be funded, at a minimum, in equal annual amounts over a period not exceeding five years. So as to manage the risk of overfunding the plans, which results from the solvency valuation utilizing average solvency ratios for funding purposes, our funding may include the provision of letters of credit. As at December 31, 2023, undrawn letters of credit in the amount of $NIL (2022 – $49 million) secured certain obligations of the defined benefit pension plans.

Our best estimate of fiscal 2024 employer contributions to our defined benefit plans is approximately $10 million for registered defined benefit pension plans. This estimate is based upon the mid-year 2023 annual funding valuations that were prepared by actuaries using December 31, 2022, actuarial valuations. The funding reports are based on the pension plans’ fiscal years, which are calendar years. The next annual funding valuations are expected to be prepared mid-year 2024.

Future benefit payments

Estimated future benefit payments from our funded and unfunded defined benefit pension plans, calculated as at December 31, 2023, are as follows:

Years ending December 31 (millions)	Funded	Unfunded	Total
2024	$477	$12	$489
2025	489	12	501
2026	496	13	509
2027	501	13	514
2028	507	13	520
2029 - 2033	2,613	74	2,687

(f)Defined contribution plans – expense

Our total defined contribution pension plan costs recognized were as follows:

Years ended December 31 (millions)	2023	2022
Union pension plan and public service pension plan contributions	$17	$19
Other defined contribution pension plans	113	101
	$130	$120

We expect that our 2024 union pension plan and public service pension plan contributions will total approximately $14 million.

(g)Other defined benefit plans

For the year ended December 31, 2023, other defined benefit plan current service cost was $10 million (2022 – $9 million) and employee defined benefit plan remeasurements in other comprehensive income were $(2) million (2022 - $NIL). Estimated future benefit payments from our other defined benefit plans, calculated as at December 31, 2023, are $1 million annually for the five-year period from 2024 to 2028 and $4 million for the five-year period from 2029 to 2033.